Exhibit 99.2

                                  Webcast Audio
                                  -------------

     The audio of Eagle Broadband's July 11, 2005, conference call and webcast will be available for a period of 12 months in the Audio Archive of the Eagle Broadband, Inc., corporate web site at http://investor.eaglebroadband.com/archives.cfm.